SCHEDULE 14A
                             (RULE 14A-101)
                INFORMATION REQUIRED IN PROXY STATEMENT
                        SCHEDULE 14A INFORMATION
      Proxy Statement Pursuant to Section 14(A) of the Securities
                          Exchange Act of 1934

Filed by the Registrant
Filed by a Party other than the Registrant
                  Check the appropriate box:


    []     Preliminary Proxy Statement     []  Confidential, for use of the
                                               Commission Only (as permitted
                                               by Rule 14a-6(e)(2))
[]         Definitive Proxy Statement
[]         Definitive additional materials
[]         Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                           FFTW FUNDS, INC.
           (Name of Registrant as Specified in Its Charter)
     (Name of Person(s) Filing Proxy Statement, if other than the
                              Registrant)
Payment of filing fee (Check the appropriate box):
         No fee required.
         Fee computed on table below per Exchange Act
Rules 14a-6(i)(4) and 0-11.

(1)  Title of each class of securities to which transaction applies:

------------------------------------------------------
(2)  Aggregate number of securities to which transaction applies:

------------------------------------------------------
(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

------------------------------------------------------
(4) Proposed maximum aggregate value of transaction:

------------------------------------------------------
(5) Total fee paid:

------------------------------------------------------
         Fee paid previously with preliminary materials:

------------------------------------------------------
         Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.
(1)  Amount previously paid:

------------------------------------------------------
(2)  Form, Schedule or Registration Statement no.:

------------------------------------------------------
(3)  Filing Party:

------------------------------------------------------
(4)  Date Filed:

------------------------------------------------------

                   FFTW FUNDS, INC.
      200 Park Avenue, New York, New York 10166

      NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
           To Be Held on November 19, 1999
                ---------------------


To the Shareholders:

         NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders (the "Meeting") of the Worldwide Portfolio and the Worldwide-Hedged Portfolio (each individually a "Portfolio" and collectively the "Portfolios"), will be held at the offices of Fischer Francis Trees & Watts, Inc., 200 Park Avenue, New York, New York 10166, on Friday, November 19, 1999 at 10:00 a.m., Eastern Time. The purpose of the Special Meeting is to consider and act upon the following proposals, all of which are more fully described in the accompanying Proxy Statement dated October 28, 1999.

         1. To approve revised Advisory Agreements between the Fund on behalf of the Portfolios and Fischer Francis Trees & Watts, Inc. (the "Investment Adviser");

         2.       To  approve  revised   Sub-Advisory   Agreements  between  the
                  Investment Adviser on behalf of the Portfolios and Fischer Francis Trees & Watts (the "Investment Sub-Adviser");

         3.       To  reclassify,   revise  or  eliminate  certain   fundamental
                  investment restrictions of the Portfolios;

         4. To transact such other business as may properly come before the Special Meeting or any adjournments thereof.

         The Board of Directors has fixed the close of business on October 18, 1999, as the record date for the determination of the shareholders entitled to notice of and to vote at the Special Meeting or any adjournments thereof. The enclosed proxy is being solicited on behalf of the Directors.


By order of the Board of Directors,



William E. Vastardis,

Secretary

New York, New York
October 25, 1999



-----------------------------------------------------
               YOUR VOTE IS IMPORTANT
-----------------------------------------------------
-----------------------------------------------------

-----------------------------------------------------
-----------------------------------------------------
         PLEASE INDICATE YOUR VOTING INSTRUCTIONS ON THE ENCLOSED PROXY CARD, SIGN AND DATE IT, AND RETURN IT IN THE ENVELOPE PROVIDED, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES. IN ORDER TO SAVE THE FUND ANY ADDITIONAL EXPENSE OF FURTHER SOLICITATION, PLEASE MAIL YOUR PROXY PROMPTLY.
-----------------------------------------------------

                   PROXY STATEMENT

                  FFTW FUNDS, INC.
      200 Park Avenue, New York, New York 10166

           SPECIAL MEETING OF SHAREHOLDERS
           To Be Held on November 19, 1999
                ---------------------

                    INTRODUCTION

         This Proxy Statement is furnished in connection with the solicitation of proxies made by, and on behalf of, the Board of Directors of FFTW Funds, Inc., a Maryland corporation (the "Fund"), to be used at a Special Meeting of Shareholders of the Worldwide Portfolio and the Worldwide-Hedged Portfolio, (each individually a "Portfolio" and collectively the "Portfolios"), each a separate investment Portfolio of the Fund, to be held at the offices of the Fund, 200 Park Avenue, New York, New York 10166 on Friday, November 19, 1999 at 10:00 a.m. Eastern Time, and at any adjournments thereof (the "Meeting"). The cost of the solicitation (including printing and mailing this Proxy Statement, Notice of Meeting and Proxy, as well as any necessary supplementary solicitation) will be borne by the Portfolios in proportion to their average net assets. The Notice of Meeting, Proxy Statement and Proxy are being mailed to shareholders on or about October 28, 1999.

         The presence in person or by proxy of the holders of record of a majority of the shares of a Portfolio of the Fund entitled to vote thereat shall constitute a quorum at the Meeting for that Portfolio. If, however, such quorum shall not be present or represented at the Meeting or if fewer shares are present in person or by proxy than the minimum required to take action with respect to any proposal presented at the Meeting, the holders of a majority of the shares of the Portfolio present in person or by proxy shall have the power to adjourn the Meeting with respect to that Portfolio, from time to time, without notice other than announcement at the Meeting, until the requisite amount of shares entitled to vote at the Meeting shall be present. At any such adjourned Meeting, if the relevant quorum is subsequently constituted, any business may be transacted which might have been transacted at the Meeting as originally called. For purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions and broker "non-votes" (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present but which have not been voted. For this reason, abstentions and broker non-votes will have the effect of a "no" vote for purposes of obtaining the requisite approval for Proposals One, Two and Three, for which the required vote is a percentage of the shares either outstanding or present at the Meeting.





         The Board of Directors has fixed the close of business on October 18, 1999 as the record date for the determination of shareholders entitled to notice of and to vote at the Meeting and at any adjournments thereof. Each share is entitled to one vote, and each fraction of a share is entitled to a proportionate fractional vote. The numbers of outstanding voting shares of each Portfolio as of October 18, 1999 are indicated in the following table:

         ------------------------------------------------- ---------------------
                                                            Outstanding Voting
         Portfolios                                                Shares
         ------------------------------------------------- ---------------------
         ------------------------------------------------- ---------------------
         Worldwide Portfolio
         ------------------------------------------------- ---------------------
         ------------------------------------------------- ---------------------
         Worldwide-Hedged Portfolio
         ------------------------------------------------- ---------------------

         Additional information regarding share ownership of the Portfolios is included as Exhibit A.

         All properly executed proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked thereon or as otherwise provided therein. Accordingly, unless instructions to the contrary are marked, proxies will be voted FOR the matters specified on the proxy card. Any shareholder may revoke his or her proxy at any time prior to exercise thereof by giving written notice to the Secretary of the Fund at FFTW Funds, Inc., c/o Investors Capital Services, Inc., 600 Fifth Avenue, 26th Floor, New York, New York 10020, or by signing another proxy of a later date or by personally casting his or her vote at the Meeting.

         The most recent annual and semi-annual reports of the Portfolios, including financial statements, have been previously mailed to shareholders. If you have not received these reports or would like to receive additional copies free of charge, please either write to FFTW Funds, Inc., c/o Investors Capital Services, Inc., 600 Fifth Avenue, 26th Floor, New York, New York 10020 or call
(800) 762-4848 and they will be sent promptly by first-class mail.

         To obtain the necessary representation at the Meeting, supplementary solicitations may be made by mail, telephone, telegraph, facsimile or personal contact by (i) Directors and officers of the Fund, (ii) Fischer Francis Trees & Watts, Inc. (the "Investment Adviser"), and/or (iii) Investors Capital Services, Inc. (the "Administrator").

Votes Required

         Approval of the revised Advisory Agreements, as set forth in Proposal One, will require a majority vote of the outstanding voting securities of each Portfolio. The approval of the revised Sub-Advisory Agreements, as set forth in Proposal Two, requires a majority vote of the outstanding voting securities of each Portfolio. The reclassification, revision or elimination of certain fundamental investment restrictions of the Portfolios, as set forth in Proposal Three, will require a majority vote of the outstanding voting securities of each Portfolio. For purposes of Proposals One, Two and Three, a majority of the outstanding voting securities of a Portfolio means the lesser of (1) 67% of the shares of that Portfolio present at a meeting if the holders of more than 50% of the outstanding shares of that Portfolio are present in person or by proxy, or
(2) more than 50% of the outstanding shares of that Portfolio.

                    THE PROPOSALS


 PROPOSAL 1: APPROVAL OF REVISED ADVISORY AGREEMENTS


Conform to Standard Advisory Agreement

         Subject to shareholder approval, the Fund intends to have a separate Advisory Agreement for the Worldwide and Worldwide-Hedged Portfolios. Currently there is one Advisory Agreement, dated August 31, 1991, that applies to the Worldwide Portfolio, the Worldwide-Hedged Portfolio, and one other portfolio of the Fund. The Investment Adviser is Fischer Francis Trees & Watts, Inc. The current Advisory Agreements for the Worldwide Portfolio and the Worldwide-Hedged Portfolio were last approved by a majority of their respective shareholders on December 31, 1992. Having a separate Advisory Agreement for each Portfolio will make it easier and less costly for the Fund to revise either of the Advisory Agreements, should it need to do so in the future. Each Advisory Agreement will conform to the standard advisory agreements utilized by each of the other portfolios in the Fund. Except as outlined below under "Removal of the Expense Cap," there are no material changes between the current Advisory Agreement and the standard advisory agreement utilized by each of the other portfolios in the Fund. A copy of the two proposed Advisory Agreements are included as Exhibits B and C.

         Pursuant to the two proposed Advisory Agreements between the Investment Adviser and the Fund on behalf of each of the Portfolios, respectively, the Investment Adviser shall manage the investment operations of each Portfolio and the composition of each Portfolio, including the purchase, retention and disposition of each Portfolio's assets, in accordance with the investment objectives, policies and restrictions of each Portfolio.

         Organized in 1972, the Investment Adviser is a registered investment adviser and is a New York corporation. The Investment Adviser and its affiliates currently manage over $32 billion in assets for numerous fixed income portfolios. The Investment Adviser currently advises over 90 major institutional clients including banks, central banks, pension funds and other institutional clients. The Investment Adviser, whose address is 200 Park Avenue, New York, New York 10166, is directly wholly-owned by Charter Atlantic Corporation. Additional information regarding the principal executive officer and directors of the Investment Adviser is included as Exhibit D.

         There are no comparable U.S. registered mutual funds advised by the Investment Adviser.







Removal of the Expense Cap

         In conjunction with having separate advisory agreements for the Worldwide and Worldwide-Hedged Portfolios, the Fund, subject to shareholder approval, also intends to eliminate a provision in the Advisory Agreement which imposes a mandatory obligation on the Investment Adviser to cap the total operating expenses of the Worldwide Portfolio and the Worldwide-Hedged Portfolio. The Advisory Agreement currently states:

                  If the aggregate annual operating expenses, including the Advisor's fee, of either Worldwide or Worldwide-Hedged exceed 0.60% of either Series' average daily net asset value, then the Advisor shall reimburse such Series for any such excess.

         The basis for removing the expense cap is to provide the Investment Adviser flexibility in the event that economic conditions change to such levels that such an expense cap would be unduly burdensome upon the Investment Adviser. Although the Fund intends to remove this mandatory expense cap, each Portfolio will still have a voluntary expense cap. The Investment Adviser intends to voluntarily cap the total annual operating expenses of each Portfolio at 0.60% for an indefinite period. This is a voluntary fee waiver, and although the Investment Adviser has no current intention to terminate the fee waiver, it may be terminated or changed at any time by the Investment Adviser. Shareholders should note that even though the fee waiver may be discontinued in the future, the Investment Adviser must provide notice to the Board prior to taking such action. In addition, the Board has received assurances from the Investment
Adviser that should the Investment Adviser decide to remove this voluntary expense cap, it would send a notice to all shareholders informing them that the cap will be removed. Shareholders, upon receiving such notice from the Investment Adviser, that disagree with the Investment Adviser's actions may elect to redeem their shares out of the Fund since each of the Portfolios have daily redemptions. Given the fact that there are daily redemptions in each of the Portfolios, shareholders have an alternative course of action to pursue, and may vote with their feet.

         Absent the fee waiver, the current total operating expenses for the Worldwide Portfolio and the Worldwide-Hedged Portfolio would be 0.61% and 0.58%, respectively. Shareholders of the affected Portfolios may pay higher fees if the Investment Adviser does not continue to maintain the voluntary operating fee waiver.

         As shown in the two charts below, the advisory fees paid to the Investment Adviser and the total operating expenses for each of the Portfolios for the fiscal year ended December 31, 1998 would not have been the same if the total operating expense caps had not been in effect.


                Current Investment Advisory Fees and Total Operating Expenses

------------------------------ ------------ --------------- -------------- ------------ ---------------- ---------------
                                                                                             Total           Total
                                             Advisory Fee   Advisory Fee                   Operating       Operating
                                               Paid for     Rate Paid for     Total      Expenses Paid   Expenses Rate
                                            the Year Ended    the Year      Operating    for the Year     Paid for the
                                Advisory       12/31/98         Ended       Expenses    Ended 12/31/981    Year Ended
Portfolios                      Fee Rate                      12/31/98        Rate1                        12/31/981
------------------------------ ------------ --------------- -------------- ------------ ---------------- ---------------
------------------------------ ------------ --------------- -------------- ------------ ---------------- ---------------
Worldwide Portfolio               0.40%           $             ____%         0.60%            $             ____%
------------------------------ ------------ --------------- -------------- ------------ ---------------- ---------------
------------------------------ ------------ --------------- -------------- ------------ ---------------- ---------------
Worldwide-Hedged Portfolio        0.25%           $             ____%         0.60%            $             ____%
------------------------------ ------------ --------------- -------------- ------------ ---------------- ---------------

1 Includes investment advisory fees.


                        Hypothetical   Investment   Advisory   Fees  and   Total
                        Operating Expenses (assuming the total operating expense caps had not been in effect)

------------------------------ --------------- -------------- --------------- ----------------
                                                                  Total            Total
                                Advisory Fee   Advisory Fee     Operating        Operating
                                  Paid for     Rate Paid for  Expenses Paid    Expenses Rate
                               the Year Ended    the Year      for the Year    Paid for the
                                  12/31/98         Ended          Ended         Year Ended
Portfolios                                       12/31/98       12/31/981        12/31/981
------------------------------ --------------- -------------- --------------- ----------------
------------------------------ --------------- -------------- --------------- ----------------
Worldwide Portfolio                  $             ____%            $              ____%
------------------------------ --------------- -------------- --------------- ----------------
------------------------------ --------------- -------------- --------------- ----------------
Worldwide-Hedged Portfolio           $             ____%            $              ____%
------------------------------ --------------- -------------- --------------- ----------------

1 Includes investment advisory fees.

Board Consideration

         At a meeting held on February 19, 1999, the Board of Directors, including the Directors who are not interested parties to the Advisory
Agreements  or  interested  parties of such  parties,  considered  the  Advisory
Agreements in connection with the proposed revisions as outlined above and determined that it would be in the best interests of both Portfolios to approve the proposed Advisory Agreements. In coming to that conclusion, the Directors examined the current and proposed Advisory Agreements for each Portfolio and found no material changes between the agreements, except with respect to the expense cap. The Directors also examined the fees and expenses of each Portfolio and the fees paid to the Investment Adviser, noting in particular that the fees to be paid to the Investment Adviser under the proposed Advisory Agreements would not represent a significant increase from the current fee arrangements.

         If approved by a majority vote of the outstanding shares of each Portfolio, the Advisory Agreements will become effective on the first business day following shareholder approval and will remain in force for a period of two years, and from year to year thereafter, subject to approval annually by the Board of Directors or by a majority vote of the outstanding shares of each Portfolio, and also, in either event, approval by a majority of those Directors who are not parties to the Advisory Agreements or interested persons of any such party at a meeting called for the purpose of voting on such approval. Accordingly, if the shareholders of one or both of the Portfolios should fail to approve the Advisory Agreement for either of the two Portfolios, the proposed Advisory Agreement will not be put into effect with respect to that Portfolio, and the current Advisory Agreement, dated August 31, 1991, shall remain in effect with respect to that Portfolio.


         THE   BOARD  OF   DIRECTORS   OF  THE  FUND
UNANIMOUSLY RECOMMENDS APPROVAL OF PROPOSAL 1.

    PROPOSAL 2: APPROVAL OF REVISED SUB-ADVISORY
                     AGREEMENTS


         Currently there is one Sub-Advisory Agreement, dated August 31, 1991, that applies to the Worldwide Portfolio and the Worldwide-Hedged Portfolio. The Investment Sub-Adviser is Fischer Francis Trees & Watts. The current Sub-Advisory Agreements for the Worldwide Portfolio and the Worldwide-Hedged Portfolio were last approved by a majority of their respective shareholders on December 31, 1992. Subject to shareholder approval, the Fund intends to have a separate Sub-Advisory Agreement for each of the Portfolios. Having a separate Sub-Advisory Agreement for each Portfolio will make it easier and less costly for the Fund to revise either of the Sub-Advisory Agreements, should it need to do so in the future. Each Sub-Advisory Agreement will conform to the standard sub-advisory agreements utilized by each of the other portfolios in the Fund. There are no material changes between the current Sub-Advisory Agreement and the standard sub-advisory agreement utilized by each of the other portfolios in the Fund. A copy of the two proposed Sub-Advisory Agreements are included as Exhibits E and F.

         Pursuant to the two proposed Sub-Advisory Agreements between the Investment Sub-Adviser and the Investment Adviser on behalf of each of the Portfolios, respectively, the Investment Sub-Adviser shall coordinate with the Investment Adviser in managing the investment of each of the Portfolio's foreign assets, in accordance with the investment objectives, policies and restrictions of each Portfolio.

         The Investment Sub-Adviser, whose address is 3 Royal Court, The Royal Exchange, London EC 3V 3RA, England, is a corporate partnership organized under the laws of the United Kingdom, an affiliate of the Investment Adviser, and the foreign sub-adviser to the Worldwide Portfolio, the Worldwide-Hedged Portfolio, and eight other portfolios of the Fund. Organized in 1989, the Investment Sub-Adviser is a U.S.-registered investment adviser and currently manages approximately $6 billion in multi-currency fixed income portfolios for institutional clients. The Investment Sub-Adviser is directly or indirectly wholly-owned by Charter Atlantic Corporation. Additional information regarding the principal executive officer and directors of the Investment Sub-Adviser is included as Exhibit G.

         There are no comparable funds advised by the Investment Sub-Adviser.

         As shown below, the annual rates of sub-advisory fees to be paid to the Investment Sub-Adviser under the proposed Sub-Advisory Agreements are equal to the annual rates of investment sub-advisory fees which are currently in effect for each of the Portfolios. The Investment Adviser pays the Investment Sub-Adviser its advisory fee on a monthly basis from the Investment Adviser's advisory fee. The Investment Sub-Adviser's advisory fee is equal to the Investment Adviser's advisory fee for each of the Portfolios.

                Current and Proposed Investment Sub-Advisory Fees

------------------------------------ ----------------- ------------------ -------------------- ----------------------
                                                                           Sub-Advisory Fee      Sub-Advisory Fee
                                         Current           Proposed        Paid for the Year     Rate Paid for the
                                       Sub-Advisory      Sub-Advisory       Ended 12/31/98      Year Ended 12/31/98
Portfolios                               Fee Rate          Fee Rate
------------------------------------ ----------------- ------------------ -------------------- ----------------------
------------------------------------ ----------------- ------------------ -------------------- ----------------------
Worldwide Portfolio                       0.40%              0.40%                 $                   ____%
------------------------------------ ----------------- ------------------ -------------------- ----------------------
------------------------------------ ----------------- ------------------ -------------------- ----------------------
Worldwide-Hedged Portfolio                0.25%              0.25%                 $                   ____%
------------------------------------ ----------------- ------------------ -------------------- ----------------------


Board Consideration

         At a meeting held on February 19, 1999, the Board of Directors, including the Directors who are not interested parties to the Sub-Advisory
Agreements or interested parties of such parties, considered the Sub-Advisory Agreements in connection with the proposed revision as outlined above and determined that it would be in the best interests of the two Portfolios to approve the proposed Sub-Advisory Agreements. In coming to that conclusion, the Directors examined the current and proposed Sub-Advisory Agreements for the two Portfolios and found no material changes between the agreements. The Directors also examined the fees and expenses of the two Portfolios and the fees paid to the Investment Sub-Adviser, noting in particular that the fees to be paid to the Investment Sub-Adviser under the proposed Advisory Agreements would not represent a significant increase from the current fee arrangements.

         If approved by a majority vote of the outstanding shares of each Portfolio, the Sub-Advisory Agreements will become effective on the first business day following shareholder approval and will remain in force for a period of two years, and from year to year thereafter, subject to approval annually by the Board of Directors or by a majority vote of the outstanding shares of each Portfolio, and also, in either event, approval by a majority of those Directors who are not parties to the Sub-Advisory Agreements or interested persons of any such party at a meeting called for the purpose of voting on such approval. Accordingly, if the shareholders of one or both of the Portfolios should fail to approve the Sub-Advisory Agreement for either of the two Portfolios, the proposed Sub-Advisory Agreement will not be put into effect with respect to that Portfolio, and the current Sub-Advisory Agreement, dated August 31, 1991, shall remain in effect with respect to that Portfolio.


         THE   BOARD   OF   DIRECTORS   OF  THE   FUND
UNANIMOUSLY RECOMMENDS APPROVAL OF PROPOSAL 2.

 PROPOSAL 3A and 3B: ELIMINATION OR CHANGE OF CERTAIN
FUNDAMENTAL INVESTMENT RESTRICTIONS OF THE PORTFOLIOS


         Pursuant to the Investment Company Act of 1940 (the "1940 Act"), each of the Portfolios has adopted certain fundamental investment restrictions ("fundamental restrictions"), which are set forth in the Fund's prospectus or statement of additional information, and which may be changed only with shareholder approval.

         The purpose of these proposals is to remove the requirement of shareholder approval to change those restrictions that are not required under the 1940 Act to be fundamental restrictions and to provide the maximum permitted flexibility in other restrictions that do require shareholder approval. Some of the Portfolios' fundamental restrictions that are not required to be such under the 1940 Act were adopted in the past as a result of now rescinded state regulatory requirements and no longer serve any useful purpose. Other fundamental restrictions are unnecessary because the provisions of the 1940 Act and the disclosure requirements of the federal securities laws otherwise provide adequate safeguards for a Portfolio and its shareholders.

         Accordingly, the Board has approved revisions to the Portfolios' fundamental restrictions in order to simplify, modernize and make more uniform those restrictions that are required to be fundamental, and to reclassify those fundamental restrictions that are not legally required as non-fundamental restrictions. Non-fundamental restrictions require Board approval to be changed, but not shareholder approval. By reducing to a minimum those policies that can be changed only by shareholder vote, the Board believes that the Portfolios would be able to minimize the costs and delay associated with holding future shareholder meetings to revise fundamental policies that become outdated or inappropriate. These proposed changes in investment restrictions reflect the current industry custom and practice of placing authority over those investment restrictions not required by the 1940 Act with the Board rather than with the shareholders. Although the proposed changes in fundamental restrictions will allow the Portfolios greater investment flexibility to respond to future investment opportunities, the Board does not anticipate that the changes, individually or in the aggregate, will result at this time in a material change in the level of investment risk associated with an investment in any Portfolio.

         If the proposed changes are approved by the shareholders of the respective Portfolios at the Meeting, the Fund's prospectus and statement of additional information will be revised to reflect those changes.

         The text and a summary description of the proposed change to the Portfolios' fundamental restrictions are set forth below.

Proposal 3A: Repurchase Agreements

         Under the following fundamental restriction, the Portfolio is prohibited from holding more than 25% of its total assets in repurchase agreements. Since the 1940 Act does not require that it be included as a fundamental restriction, it is proposed that this fundamental restriction be reclassifed as a non-fundamental restriction. The Board believes that the Investment Adviser of the Portfolio should have the utmost flexibility that is permitted under the 1940 Act in managing the Portfolio and should not be constrained in its ability to utilize such investment strategy should such strategy be warranted.

         Current Text
         The Portfolio may not enter into repurchase agreements if, as a result thereof, more than 25% of its total assets would be subject to repurchase agreements.

Proposal 3B: Purchasing or Selling of Commodities

         Under the Portfolios' current fundamental restriction stated below, the Portfolios are permitted to use up to 5% of total assets as margin and premiums to purchase and sell futures and options contracts traded on CFTC-regulated exchanges. In order for all Portfolios of the Fund to have a consistent policy with respect to commodities and commodity contracts, the proposed text is identical to the current policy of the other Portfolios of the Fund. The proposed restriction would eliminate the limitation of utilizing 5% of total assets as margin and premiums. In addition, each Portfolio would no longer be limited to purchasing only exchange-traded futures and options. If a Portfolio were to expand its futures and options trading in this manner, the volatility of the Portfolio's net asset value might increase. In addition, non-exchange-traded instruments may be less liquid than futures and options traded on exchanges. Using futures and options instruments can involve substantial risks, and would be utilized only if the Investment Adviser and/or the Investment Sub-Adviser determined that such investments are advisable.

         Current Text
         Each Portfolio may not purchase or sell commodities or commodity contracts, except that each Portfolio may utilize up to 5% of its total assets as margin and premiums to purchase and sell futures and options contracts on CFTC-regulated exchanges.

         Proposed Text
         Each Portfolio may not purchase or sell physical commodities or related commodity contracts.




         THE   BOARD   OF   DIRECTORS   OF  THE   FUND
UNANIMOUSLY  RECOMMENDS  APPROVAL OF  PROPOSALS 3A and
3B.

Other Matters

         The Fund does not know of any matters to be presented at the Meeting other than those mentioned in this Proxy Statement. If any of the persons listed above is unavailable for election as Director, an event not now anticipated, or if any other matters properly come before the Meeting, the shares represented by proxies will be voted with respect thereto in accordance with the best judgment of the person or persons voting the proxies.

         The Fund does not usually hold annual meetings of its shareholders. Shareholder proposals to be included in the proxy statement for any subsequent meeting must be received at the Fund's offices, 200 Park Avenue, New York, New York 10166, within a reasonable amount of time prior to the mailing of proxy materials for a meeting of shareholders. The submission of a proposal by a shareholder for inclusion in the proxy statement does not guarantee that it will be included. Shareholder proposals are subject to certain regulations under the federal securities laws. The Directors shall call a special meeting of the Fund upon written request of shareholders owning at least 10% of the Fund's outstanding shares.

         If the accompanying form of proxy is executed properly and returned, shares represented by it will be voted at the Meeting in accordance with the instructions on the proxy. However, if no instructions are specified, shares will be voted for the election of the Directors and for the other proposals.


INFORMATION ABOUT THE FUND

The Independent Auditors. KPMG Peat Marwick LLP, 345 Park Avenue, New York, New York 10154, are the independent auditors to the Fund. Ernst & Young LLP, 787 Seventh Avenue, New York, New York 10019, served as the independent auditors to the Fund with respect to its financial statements for the fiscal year ending December 31, 1998 and prior years. KPMG Peat Marwick LLP does not currently provide accounting services to the Investment Adviser.

The Investment Adviser. The Investment Adviser of the Fund is Fischer Francis Trees & Watts, Inc., located at 200 Park Avenue, New York, New York 10166. Pursuant to an investment management advisory agreement, the Investment Adviser manages the investment and reinvestment of the assets of the Portfolios. The Investment Manager is directly wholly-owned by Charter Atlantic Corporation.

The Investment Sub-Adviser. Fischer Francis Trees & Watts is the Investment Sub-Adviser to the Worldwide Portfolio, the Worldwide-Hedged Portfolio, and eight other portfolios of the Fund. Their offices are located at 3 Royal Court, The Royal Exchange, London EC 3V 3RA, England. Pursuant to an investment management sub-advisory agreement, the Investment Sub-Adviser coordinates with the Investment Adviser in managing the investment and reinvestment of the foreign assets of the Portfolios. The Investment Sub-Adviser is an affiliate of the Investment Adviser. The Investment Sub-Adviser is directly or indirectly wholly-owned by Charter Atlantic Corporation.

The  Administrator.  The  administrator of the Fund is
Investors Capital  Services,  Inc. with offices at 600
Fifth Avenue,  New York,  New York 10020.  Pursuant to
an   administration   agreement,   Investors   Capital
assists in  managing  and  supervising  all aspects of
the  general   day-to-day   business   activities  and
operations  of the  Fund  other  than  the  investment
advisory activities,  including:  custodial,  transfer
agent,  dividend  disbursing,   accounting,  auditing,
compliance and related services.

The Principal Underwriter. The principal underwriter of the Fund is AMT Capital Securities, LLC with offices at 600 Fifth Avenue, New York, New York 10020. Pursuant to a distribution agreement, AMT Capital distributes shares of the Fund.

                                             By order of the Board of Directors,


                                             William E. Vastardis
                                             Secretary

New York, New York
________ ___, 1999

                                TABLE OF EXHIBITS

------------------------------------------------------------ ---------------------------------------------------------
Exhibit                                                      Description
------------------------------------------------------------ ---------------------------------------------------------
------------------------------------------------------------ ---------------------------------------------------------
A                                                            Share Ownership of the Portfolios
------------------------------------------------------------ ---------------------------------------------------------
------------------------------------------------------------ ---------------------------------------------------------
B                                                            Proposed Advisory Agreement for the Worldwide Portfolio
------------------------------------------------------------ ---------------------------------------------------------
------------------------------------------------------------ ---------------------------------------------------------
C                                                            Proposed Advisory Agreement for the Worldwide-Hedged
                                                             Portfolio
------------------------------------------------------------ ---------------------------------------------------------
------------------------------------------------------------ ---------------------------------------------------------
D                                                            Additional Information Regarding Principal Executive
                                                             Officer and Directors of the Investment Adviser
------------------------------------------------------------ ---------------------------------------------------------
------------------------------------------------------------ ---------------------------------------------------------
E                                                            Proposed Sub-Advisory Agreement for the Worldwide
                                                             Portfolio
------------------------------------------------------------ ---------------------------------------------------------
------------------------------------------------------------ ---------------------------------------------------------
F                                                            Proposed Sub-Advisory Agreement for the
                                                             Worldwide-Hedged Portfolio
------------------------------------------------------------ ---------------------------------------------------------
------------------------------------------------------------ ---------------------------------------------------------
G                                                            Additional Information Regarding Principal Executive
                                                             Officer and Directors of the Investment Sub-Adviser
------------------------------------------------------------ ---------------------------------------------------------

                                             EXHIBIT A


          Share Ownership of the Portfolios


         The following table sets forth the information concerning beneficial ownership, as of ________ ___, 1999, of the Portfolios' shares by each person who beneficially owns more than five percent of the voting securities of each of the Portfolios:


------------------------------------------------ ------------------------ --------------------- ----------------------

                                                                          Number of Shares
                                                                          Beneficially Owned    Percentage of
                                                                                                Outstanding Shares
Name and Address of Shareholder                  Name of Portfolio                              Owned
------------------------------------------------ ------------------------ --------------------- ----------------------
------------------------------------------------ ------------------------ --------------------- ----------------------

------------------------------------------------ ------------------------ --------------------- ----------------------
------------------------------------------------ ------------------------ --------------------- ----------------------

------------------------------------------------ ------------------------ --------------------- ----------------------

                                            EXHIBIT B


                 ADVISORY AGREEMENT


                  ADVISORY AGREEMENT, dated _______________, 1999, between FFTW Funds, Inc., a Maryland corporation (the "Fund") and Fischer Francis Trees & Watts, Inc., a New York corporation
(the "Adviser").

                  In consideration of the mutual agreements herein made, the parties hereto agree as follows:

                  1. Attorney-in-Fact. The Fund appoints the Adviser as its attorney-in-fact to invest and reinvest the assets of the Worldwide Portfolio (the "Portfolio"), as fully as the Fund itself could do. The Adviser hereby accepts this appointment.

                  2. Duties of the Adviser. (a) The Adviser shall be responsible for managing the investment portfolio of the Portfolio, including, without limitation, providing investment research, advice and supervision, determining which portfolio securities shall be purchased or sold by the Portfolio, purchasing and selling securities on behalf of the Portfolio and determining how voting and other rights with respect to portfolio securities of the Portfolio shall be exercised, subject in each case to the control of the Board of Directors of the Fund (the "Board") and in accordance with the objectives, policies and principles of the Portfolio set forth in the Registration Statement, as amended, of the Fund, the requirements of the Investment Company Act of 1940, as amended, (the "Act") and other applicable law. In performing such duties, the Adviser shall provide such office space, and such executive and other personnel as shall be necessary for the operations of the Portfolio. In managing the Portfolio in accordance with the requirements set forth in this paragraph 2, the Adviser shall be entitled to act upon advice of counsel to the Fund or counsel to the Adviser.

                  (b) Subject to Section 36 of the Act, the Adviser shall not be liable to the Fund for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the management of the Portfolio and the performance of its duties under this Agreement except for losses arising out of the Adviser's bad faith, willful misfeasance or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under this Agreement. It is agreed that the Adviser shall have no responsibility or liability for the accuracy or completeness of the Fund's Registration Statement under the Act and the Securities Act of 1933 except for information supplied by the Adviser for inclusion therein about the Adviser. The Fund agrees to indemnify the Adviser for any claims, losses, costs, damages, or expenses (including fees and disbursements of counsel, but excluding the ordinary expenses of the Adviser arising from the performance of its duties and obligations under this Agreement) whatsoever arising out of the performance of this Agreement except for those claims, losses, costs, damages and expenses resulting from the Adviser's bad faith, willful misfeasance or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under this Agreement.

                  (c) The Adviser and its officers may act and continue to act as investment advisers and managers for others (including, without limitation, other investment companies), and nothing in this Agreement will in any way be deemed to restrict the right of the Adviser to perform investment management or other services for any other person or entity, and the performance of such services for others will not be deemed to violate or give rise to any duty or obligation to the Fund.

                  (d) Except as provided in Paragraph 5, nothing in this Agreement will limit or restrict the Adviser or any of its officers, affiliates or employees from buying, selling or trading in any securities for its or their own account or accounts. The Fund acknowledges that the Adviser and its officers, affiliates or employees, and its other clients may at any time have, acquire, increase, decrease or dispose of positions in investments which are at the same time being acquired or disposed of for the account of the Portfolio. The Adviser will have no obligation to acquire for the Portfolio a position in any investment which the Adviser, its officers, affiliates or employees may acquire for its or their own accounts or for the account of another client, if in the sole discretion of the Adviser, it is not feasible or desirable to acquire a position in such investment for the account of the Portfolio.

                  3. Expenses. The Adviser shall pay all of its expenses arising from the performance of its obligations under this Agreement and shall pay any salaries, fees and expenses of the Directors and officers of the Fund who are employees of the Adviser or its affiliates. Except as provided below, the Adviser shall not be required to pay any other expenses of the Fund, including, without limitation, organization expenses of the Fund (including out-of-pocket expenses, but not including the Adviser's overhead or employee costs); brokerage commissions; maintenance of books and records which are required to be maintained by the Fund's custodian or other agents of the Fund; telephone, telex, facsimile, postage and other communications expenses; expenses relating to investor and public relations; freight, insurance and other charges in connection with the shipment of the Fund's portfolio securities; indemnification of Directors and officers of the Fund; travel expenses (or an appropriate portion thereof) of Directors and officers of the Fund who are directors, officers or employees of the Adviser to the extent that such expenses relate to attendance at meetings of the Board of Directors of the Fund or any committee thereof or advisors thereto held outside of New York, New York; interest, fees and expenses of independent attorneys, auditors, custodians, accounting agents, transfer agents, dividend disbursing agents and registrars; payment for portfolio pricing or valuation service to pricing agents, accountants, bankers and other specialists, if any; taxes and government fees; cost of stock certificates and any other expenses (including clerical expenses) of issue, sale, repurchase or redemption of shares; expenses of registering and qualifying shares of the Fund under Federal and state laws and regulations; expenses of printing and distributing reports, notices, dividends and proxy materials to existing stockholders; expenses of printing and filing reports and other documents filed with governmental agencies, expenses of printing and distributing prospectuses; expenses of annual and special stockholders' meetings; costs of stationery, fees and expenses (specifically including travel expenses relating to Fund business) of Directors of the Fund who are not employees of the Adviser or its affiliates; membership dues in the Investment Company Institute; insurance premiums and extraordinary expenses such as litigation expenses.

                  4. Compensation. (a) As compensation for the services performed and the facilities and personnel provided by the Adviser pursuant to this Agreement, the Fund will pay to the Adviser promptly at the end of each calendar month, a fee, calculated on each day during such month, at an annual rate of 0.40 % of the Portfolio's average daily net assets. The Adviser shall be entitled to receive during any month such interim payments of its fee hereunder as the Adviser shall request, provided that no such payment shall exceed 50% of the amount of such fee then accrued on the books of the Portfolio and unpaid.

                  (b) If the Adviser shall serve hereunder for less than the whole of any month, the fee payable hereunder shall be prorated.

                  (c) For purposes of this Section 4, the "average daily net assets" of the Portfolio shall mean the average of the values placed on the Portfolio's net assets on each day pursuant to the applicable provisions of the Fund's Registration Statement, as amended.

                  5. Purchase and Sale of Securities. The Adviser or an agent of the Adviser shall purchase securities from or through and sell securities to or through such persons, brokers or dealers as the Adviser shall deem appropriate in order to carry out the policy with respect to the allocation of portfolio transactions as set forth in the Registration Statement of the Fund, as amended, or as the Board may direct from time to time. The Adviser will use its reasonable best efforts to execute all purchases and sales with dealers and banks on a best net price basis. Neither the Adviser nor any of its officers, affiliates, or employees will act as principal or receive any compensation from the Portfolio in connection with the purchase or sale of investments for the Portfolio other than the fee referred to in Paragraph 4 hereof.

                  6. Term of Agreement. This Agreement shall continue in full force and effect until two years from the date hereof, and will continue in effect from year to year thereafter if such continuance is approved in the manner required by the Act, provided that this Agreement is not otherwise terminated. The Adviser may terminate this Agreement at any time, without payment of penalty, upon 60 days' written notice to the Fund. The Fund may terminate this Agreement with respect to the Portfolio at any time, without payment of penalty, on 60 days' written notice to the Adviser by vote of either the Board or a majority of the outstanding stockholders of the Portfolio. This Agreement will automatically terminate in the event of its assignment (as defined by the Act).

                  7. Right of Adviser In  Corporate  Name.  The  Adviser and the
Fund each agree that the phrase "FFTW", which comprises a component of the Fund's corporate name, is a property right of the Adviser. The Fund agrees and consents that: (i) it will only use the phrase "FFTW" as a component of its corporate name and for no other purpose; (ii) it will not purport to grant to any third party the right to use the phrase "FFTW" for any purpose; (iii) the Adviser or any corporate affiliate of the Adviser may use or grant to others the right to use the phrase "FFTW" or any combination or abbreviation thereof, as all or a portion of a corporate or business name or for any commercial purpose, including a grant of such right to any other investment company, and at the request of the Adviser, the Fund will take such action as may be required to provide its consent to such use or grant; and (iv) upon the termination of any investment advisory agreement into which the Adviser and the Fund may enter, the Fund shall, upon request by the Adviser, promptly take such action, at its own expense, as may be necessary to change its corporate name to one not containing the phrase "FFTW" and following such a change, shall not use the phrase "FFTW" or any combination thereof, as part of its corporate name or for any other commercial purpose, and shall use its best efforts to cause its officers, directors and stockholders to take any and all actions which the Adviser may request to effect the foregoing and recovery to the Adviser any and all rights to such phrase.

                  8. Miscellaneous. This Agreement shall be governed by and construed in accordance with the laws of the State of New York. Anything herein to the contrary notwithstanding, this Agreement shall not be construed to require or to impose any duty upon either of the parties to do anything in violation of any applicable laws or regulations.

                  IN WITNESS WHEREOF, the Fund and the Adviser have caused this Agreement to be executed by their duly authorized officers as of the date first written above.

ATTEST                                FFTW FUNDS, INC.


By:                                   By:
Eric Nachimovsky                      William E. Vastardis
                                      Secretary



ATTEST                                FISCHER FRANCIS TREES & WATTS, INC.

By:                                   By:
Stephen Francis                       Stephen P. Casper
                                      CFO

                                             EXHIBIT C


                  ADVISORY AGREEMENT


                  ADVISORY AGREEMENT, dated _______________, 1999, between FFTW Funds, Inc., a Maryland corporation (the "Fund") and Fischer Francis Trees & Watts, Inc., a New York corporation
(the "Adviser").

                  In consideration of the mutual agreements herein made, the parties hereto agree as follows:

                  1.       Attorney-in-Fact.       The
Fund appoints the Adviser as its  attorney-in-fact  to
invest    and    reinvest    the    assets    of   the
Worldwide-Hedged   Portfolio  (the  "Portfolio"),   as
fully as the Fund itself could do. The Adviser hereby accepts this appointment.

                  2. Duties of the Adviser. (a) The Adviser shall be responsible for managing the investment portfolio of the Portfolio, including, without limitation, providing investment research, advice and supervision, determining which portfolio securities shall be purchased or sold by the Portfolio, purchasing and selling securities on behalf of the Portfolio and determining how voting and other rights with respect to portfolio securities of the Portfolio shall be exercised, subject in each case to the control of the Board of Directors of the Fund (the "Board") and in accordance with the objectives, policies and principles of the Portfolio set forth in the Registration Statement, as amended, of the Fund, the requirements of the Investment Company Act of 1940, as amended, (the "Act") and other applicable law. In performing such duties, the Adviser shall provide such office space, and such executive and other personnel as shall be necessary for the operations of the Portfolio. In managing the Portfolio in accordance with the requirements set forth in this paragraph 2, the Adviser shall be entitled to act upon advice of counsel to the Fund or counsel to the Adviser.

                  (b) Subject to Section 36 of the Act, the Adviser shall not be liable to the Fund for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the management of the Portfolio and the performance of its duties under this Agreement except for losses arising out of the Adviser's bad faith, willful misfeasance or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under this Agreement. It is agreed that the Adviser shall have no responsibility or liability for the accuracy or completeness of the Fund's Registration Statement under the Act and the Securities Act of 1933 except for information supplied by the Adviser for inclusion therein about the Adviser. The Fund agrees to indemnify the Adviser for any claims, losses, costs, damages, or expenses (including fees and disbursements of counsel, but excluding the ordinary expenses of the Adviser arising from the performance of its duties and obligations under this Agreement) whatsoever arising out of the performance of this Agreement except for those claims, losses, costs, damages and expenses resulting from the Adviser's bad faith, willful misfeasance or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under this Agreement.

                  (c) The Adviser and its officers may act and continue to act as investment advisers and managers for others (including, without limitation, other investment companies), and nothing in this Agreement will in any way be deemed to restrict the right of the Adviser to perform investment management or other services for any other person or entity, and the performance of such services for others will not be deemed to violate or give rise to any duty or obligation to the Fund.

                  (d) Except as provided in Paragraph 5, nothing in this Agreement will limit or restrict the Adviser or any of its officers, affiliates or employees from buying, selling or trading in any securities for its or their own account or accounts. The Fund acknowledges that the Adviser and its officers, affiliates or employees, and its other clients may at any time have, acquire, increase, decrease or dispose of positions in investments which are at the same time being acquired or disposed of for the account of the Portfolio. The Adviser will have no obligation to acquire for the Portfolio a position in any investment which the Adviser, its officers, affiliates or employees may acquire for its or their own accounts or for the account of another client, if in the sole discretion of the Adviser, it is not feasible or desirable to acquire a position in such investment for the account of the Portfolio.

                  3. Expenses. The Adviser shall pay all of its expenses arising from the performance of its obligations under this Agreement and shall pay any salaries, fees and expenses of the Directors and officers of the Fund who are employees of the Adviser or its affiliates. Except as provided below, the Adviser shall not be required to pay any other expenses of the Fund, including, without limitation, organization expenses of the Fund (including out-of-pocket expenses, but not including the Adviser's overhead or employee costs); brokerage commissions; maintenance of books and records which are required to be maintained by the Fund's custodian or other agents of the Fund; telephone, telex, facsimile, postage and other communications expenses; expenses relating to investor and public relations; freight, insurance and other charges in connection with the shipment of the Fund's portfolio securities; indemnification of Directors and officers of the Fund; travel expenses (or an appropriate portion thereof) of Directors and officers of the Fund who are directors, officers or employees of the Adviser to the extent that such expenses relate to attendance at meetings of the Board of Directors of the Fund or any committee thereof or advisors thereto held outside of New York, New York; interest, fees and expenses of independent attorneys, auditors, custodians, accounting agents, transfer agents, dividend disbursing agents and registrars; payment for portfolio pricing or valuation service to pricing agents, accountants, bankers and other specialists, if any; taxes and government fees; cost of stock certificates and any other expenses (including clerical expenses) of issue, sale, repurchase or redemption of shares; expenses of registering and qualifying shares of the Fund under Federal and state laws and regulations; expenses of printing and distributing reports, notices, dividends and proxy materials to existing stockholders; expenses of printing and filing reports and other documents filed with governmental agencies, expenses of printing and distributing prospectuses; expenses of annual and special stockholders' meetings; costs of stationery, fees and expenses (specifically including travel expenses relating to Fund business) of Directors of the Fund who are not employees of the Adviser or its affiliates; membership dues in the Investment Company Institute; insurance premiums and extraordinary expenses such as litigation expenses.

                  4. Compensation. (a) As compensation for the services performed and the facilities and personnel provided by the Adviser pursuant to this Agreement, the Fund will pay to the Adviser promptly at the end of each calendar month, a fee, calculated on each day during such month, at an annual rate of 0.40% of the Portfolio's average daily net assets. The Adviser shall be entitled to receive during any month such interim payments of its fee hereunder as the Adviser shall request, provided that no such payment shall exceed 50% of the amount of such fee then accrued on the books of the Portfolio and unpaid.

                  (b) If the Adviser shall serve hereunder for less than the whole of any month, the fee payable hereunder shall be prorated.

                  (c) For purposes of this Section 4, the "average daily net assets" of the Portfolio shall mean the average of the values placed on the Portfolio's net assets on each day pursuant to the applicable provisions of the Fund's Registration Statement, as amended.

                  5. Purchase and Sale of Securities. The Adviser or an agent of the Adviser shall purchase securities from or through and sell securities to or through such persons, brokers or dealers as the Adviser shall deem appropriate in order to carry out the policy with respect to the allocation of portfolio transactions as set forth in the Registration Statement of the Fund, as amended, or as the Board may direct from time to time. The Adviser will use its reasonable best efforts to execute all purchases and sales with dealers and banks on a best net price basis.
                  Neither the Adviser nor any of its officers, affiliates, or employees will act as principal or receive any compensation from the Portfolio in connection with the purchase or sale of investments for the Portfolio other than the fee referred to in Paragraph 4 hereof.

                  6. Term of Agreement. This Agreement shall continue in full force and effect until two years from the date hereof, and will continue in effect from year to year thereafter if such continuance is approved in the manner required by the Act, provided that this Agreement is not otherwise terminated. The Adviser may terminate this Agreement at any time, without payment of penalty, upon 60 days' written notice to the Fund. The Fund may terminate this Agreement with respect to the Portfolio at any time, without payment of penalty, on 60 days' written notice to the Adviser by vote of either the Board or a majority of the outstanding stockholders of the Portfolio. This Agreement will automatically terminate in the event of its assignment (as defined by the Act).

                  7. Right of Adviser In  Corporate  Name.  The  Adviser and the
Fund each agree that the phrase "FFTW", which comprises a component of the Fund's corporate name, is a property right of the Adviser. The Fund agrees and consents that: (i) it will only use the phrase "FFTW" as a component of its corporate name and for no other purpose; (ii) it will not purport to grant to any third party the right to use the phrase "FFTW" for any purpose; (iii) the Adviser or any corporate affiliate of the Adviser may use or grant to others the right to use the phrase "FFTW" or any combination or abbreviation thereof, as all or a portion of a corporate or business name or for any commercial purpose, including a grant of such right to any other investment company, and at the request of the Adviser, the Fund will take such action as may be required to provide its consent to such use or grant; and (iv) upon the termination of any investment advisory agreement into which the Adviser and the Fund may enter, the Fund shall, upon request by the Adviser, promptly take such action, at its own expense, as may be necessary to change its corporate name to one not containing the phrase "FFTW" and following such a change, shall not use the phrase "FFTW"' or any combination thereof, as part of its corporate name or for any other commercial purpose, and shall use its best efforts to cause its officers, directors and stockholders to take any and all actions which the Adviser may request to effect the foregoing and recovery to the Adviser any and all rights to such phrase.

                  8. Miscellaneous. This Agreement shall be governed by and construed in accordance with the laws of the State of New York. Anything herein to the contrary notwithstanding, this Agreement shall not be construed to require or to impose any duty upon either of the parties to do anything in violation of any applicable laws or regulations.

                  IN WITNESS WHEREOF, the Fund and the Adviser have caused this Agreement to be executed by their duly authorized officers as of the date first written above.

ATTEST                                       FFTW FUNDS, INC.



By:                                          By:
Eric Nachimovsky                             William E. Vastardis
                                             Secretary



ATTEST                                       FISCHER FRANCIS TREES & WATTS,
INC.



By:                                          By:
Stephen Francis                              Stephen P. Casper
                                             CFO

                                           EXHIBIT D


          Additional Information Regarding Principal Executive Officer
                     and Directors of the Investment Adviser

------------------------------- ------------------------------------------------ ----------------------------
Name and Address                Position with the Investment Adviser             Principal Occupation
------------------------------- ------------------------------------------------ ----------------------------
------------------------------- ------------------------------------------------ ----------------------------
Richard Fischer                 Director
200 Park Avenue
New York, NY 10166
------------------------------- ------------------------------------------------ ----------------------------
------------------------------- ------------------------------------------------ ----------------------------
Stephen Francis                 Director
200 Park Avenue
New York, NY 10166
------------------------------- ------------------------------------------------ ----------------------------
------------------------------- ------------------------------------------------ ----------------------------
John Watts                      Director and Chief Executive Officer
200 Park Avenue
New York, NY 10166
------------------------------- ------------------------------------------------ ----------------------------

                                             EXHIBIT E

                SUB-ADVISORY AGREEMENT

                  SUB-ADVISORY AGREEMENT, dated _______________, 1999, between Fischer Francis Trees & Watts, Inc., a New York corporation (the "Adviser") and Fischer Francis Trees & Watts, a corporation organized under the laws of the United
Kingdom (the "Sub-Adviser").

                  In consideration of the mutual agreements herein made, the parties hereto agree as follows:

                  1. Attorney-in-Fact. The Adviser appoints the Sub-Adviser as its attorney-in-fact to invest and reinvest the assets of the Worldwide Portfolio (the "Portfolio") of FFTW Funds, Inc. (the "Fund"), as fully as the Adviser could do. The Sub-Adviser hereby accepts this appointment.

                  2. Duties of the Sub-Adviser. (a) The Sub-Adviser shall be responsible for coordinating with the Adviser in managing the investment portfolio of the Portfolio, including, without limitation, providing investment research, advice and supervision, determining with the Adviser which portfolio securities shall be purchased or sold by the Portfolio, purchasing and selling securities on behalf of the Portfolio and determining with the Adviser how voting and other rights with respect to portfolio securities of the Portfolio shall be exercised, subject in each case to the control of the Board of Directors of the Fund (the "Board") and in accordance with the objectives, policies and principles of the Portfolio set forth in the Registration Statement, as amended, of the Fund, the requirements of the Investment Company Act of 1940, as amended, (the "Act") and other applicable law. In performing such duties, the Sub-Adviser shall provide such office space, and such executive and other personnel as shall be necessary for the operations of the Portfolio. In managing the Portfolio in accordance with the requirements set forth in this paragraph 2, the Sub-Adviser shall be entitled to act upon advice of counsel to the Fund, counsel to the Adviser or counsel to the Sub-Adviser.

                  (b) Subject to Section 36 of the Act, the Sub-Adviser shall not be liable to the Adviser or the Fund for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the management of the Portfolio and the performance of its duties under this Agreement except for losses arising out of the Sub-Adviser's bad faith, willful misfeasance or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under this Agreement. It is agreed that the Sub-Adviser shall have no responsibility or liability for the accuracy or completeness of the Fund's Registration Statement under the Act and the Securities Act of 1933 except for information supplied by the Sub-Adviser for inclusion therein about the Sub-Adviser. The Adviser agrees to indemnify the Sub-Adviser for any claims, losses, costs, damages, or expenses (including fees and disbursements of counsel, but excluding the ordinary expenses of the Sub-Adviser arising from the performance of its duties and obligations under this Agreement) whatsoever arising out of the performance of this Agreement except for those claims, losses, costs, damages and expenses resulting from the Sub-Adviser's bad faith, willful misfeasance or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under this Agreement.

                  (c) The Sub-Adviser and its officers may act and continue to act as investment advisers and managers for others (including, without limitation, other investment companies), and nothing in this Agreement will in any way be deemed to restrict the right of the Sub-Adviser to perform investment management or other services for any other person or entity, and the performance of such services for others will not be deemed to violate or give rise to any duty or obligation to the Fund.

                  (d) Except as provided in Paragraph 5, nothing in this Agreement will limit or restrict the Sub-Adviser or any of its officers, affiliates or employees from buying, selling or trading in any securities for its or their own account or accounts. The Adviser acknowledges that the Sub-Adviser and its officers, affiliates or employees, and its other clients may at any time have, acquire, increase, decrease or dispose of positions in investments which are at the same time being acquired or disposed of for the account of the Portfolio. The Sub-Adviser will have no obligation to acquire for the Portfolio a position in any investment which the Sub-Adviser, its officers, affiliates or employees may acquire for its or their own accounts or for the account of another client, if in the sole discretion of the Sub-Adviser, it is not feasible or desirable to acquire a position in such investment for the account of the Portfolio.

                  3. Expenses. The Sub-Adviser shall pay all of its expenses arising from the performance of its obligations under this Agreement except as provided in Section 2(b) of this Agreement.

                  4. Compensation. (a) As compensation for the services performed and the facilities and personnel provided by the Sub-Adviser pursuant to this Agreement, the Adviser will pay to the Sub-Adviser promptly at the end of each calendar month, a fee, calculated on each day during such month, at an annual rate of 0.40% of the Portfolio's average daily net assets. The Sub-Adviser shall be entitled to receive during any month such interim payments of its fee hereunder as the Sub-Adviser shall request, provided that no such payment shall exceed 50% of the amount of such fee then accrued on the books of the Adviser and unpaid.

                  (b) If the Sub-Adviser shall serve hereunder for less than the whole of any month, the fee payable hereunder shall be prorated.

                  (c) For purposes of this Section 4, the "average daily net assets" of the Portfolio shall mean the average of the values placed on the Portfolio's net assets on each day pursuant to the applicable provisions of the Fund's Registration Statement, as amended.

                  5. Purchase and Sale of Securities. The Sub-Adviser shall purchase securities from or through and sell securities to or through such persons, brokers or dealers as the Sub-Adviser shall deem appropriate in order to carry out the policy with respect to the allocation of portfolio transactions as set forth in the Registration Statement of the Fund, as amended, or as the Board may direct from time to time. The Sub-Adviser will use its reasonable best efforts to execute all purchases and sales with dealers and banks on a best net price basis. Neither the Sub-Adviser nor any of its officers, affiliates, or employees will act as principal or receive any compensation from the Portfolio in connection with the purchase or sale of investments for the Portfolio other than the fee referred to in Paragraph 4 hereof.

                  6. Term of Agreement. This Agreement shall continue in full force and effect until two years from the date hereof, and will continue in effect from year to year thereafter if such continuance is approved in the manner required by the Act, provided that this Agreement is not otherwise terminated. The Sub-Adviser and the Adviser may terminate this Agreement at any time, without payment of penalty, upon 60 days' written notice to any other party hereto. The Fund may terminate this Agreement with respect to the Portfolio at any time, without payment of penalty, on 60 days' written notice to the Sub-Adviser by vote of either the Board or a majority of the outstanding stockholders of the Portfolio. This Agreement will automatically terminate in the event of its assignment (as defined by the Act).

                  7. Fee Waivers. The Sub-Adviser agrees to waive all or a portion of its fee to the extent necessary to meet the expense cap stated in the Fund's Registration Statement, as amended, based on a formula whereby the Adviser, Sub-Adviser and Administrator share in the waiving of fees on a pro rata basis (based on their relative fee schedules) so long as the Adviser and Administrator continues to voluntarily waive its fees.

                  8. Miscellaneous. This Agreement shall be governed by and construed in accordance with the laws of the State of New York. Anything herein to the contrary notwithstanding, this Agreement shall not be construed to require or to impose any duty upon either of the parties to do anything in violation of any applicable laws or regulations.

                  IN WITNESS WHEREOF, the Adviser and the Sub-Adviser have caused this Agreement to be executed by their duly authorized officers as of the date first written above.

ATTEST                            FISCHER FRANCIS TREES & WATTS


By:                               By:
                                  Simon G. Hard
                                  General Manager


ATTEST                            FISCHER FRANCIS TREES & WATTS, INC.

By:                               By:
Stephen Francis                   Stephen P. Casper
                                  CFO

                                             EXHIBIT F
                SUB-ADVISORY AGREEMENT

                  SUB-ADVISORY AGREEMENT, dated _______________, 1999, between Fischer Francis Trees & Watts, Inc., a New York corporation (the "Adviser") and Fischer Francis Trees & Watts, a corporation organized under the laws of the United
Kingdom (the "Sub-Adviser").

                  In consideration of the mutual agreements herein made, the parties hereto agree as follows:

                  1. Attorney-in-Fact. The Adviser appoints the Sub-Adviser as its attorney-in-fact to invest and reinvest the assets of the Worldwide-Hedged Portfolio (the "Portfolio") of FFTW Funds, Inc. (the "Fund"), as fully as the Adviser could do. The Sub-Adviser hereby accepts this appointment.

                  2. Duties of the Sub-Adviser. (a) The Sub-Adviser shall be responsible for coordinating with the Adviser in managing the investment portfolio of the Portfolio, including, without limitation, providing investment research, advice and supervision, determining with the Adviser which portfolio securities shall be purchased or sold by the Portfolio, purchasing and selling securities on behalf of the Portfolio and determining with the Adviser how voting and other rights with respect to portfolio securities of the Portfolio shall be exercised, subject in each case to the control of the Board of Directors of the Fund (the "Board") and in accordance with the objectives, policies and principles of the Portfolio set forth in the Registration Statement, as amended, of the Fund, the requirements of the Investment Company Act of 1940, as amended, (the "Act") and other applicable law. In performing such duties, the Sub-Adviser shall provide such office space, and such executive and other personnel as shall be necessary for the operations of the Portfolio. In managing the Portfolio in accordance with the requirements set forth in this paragraph 2, the Sub-Adviser shall be entitled to act upon advice of counsel to the Fund, counsel to the Adviser or counsel to the Sub-Adviser.

                  (b) Subject to Section 36 of the Act, the Sub-Adviser shall not be liable to the Adviser or the Fund for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the management of the Portfolio and the performance of its duties under this Agreement except for losses arising out of the Sub-Adviser's bad faith, willful misfeasance or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under this Agreement. It is agreed that the Sub-Adviser shall have no responsibility or liability for the accuracy or completeness of the Fund's Registration Statement under the Act and the Securities Act of 1933 except for information supplied by the Sub-Adviser for inclusion therein about the Sub-Adviser. The Adviser agrees to indemnify the Sub-Adviser for any claims, losses, costs, damages, or expenses (including fees and disbursements of counsel, but excluding the ordinary expenses of the Sub-Adviser arising from the performance of its duties and obligations under this Agreement) whatsoever arising out of the performance of this Agreement except for those claims, losses, costs, damages and expenses resulting from the Sub-Adviser's bad faith, willful misfeasance or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under this Agreement.

                  (c) The Sub-Adviser and its officers may act and continue to act as investment advisers and managers for others (including, without limitation, other investment companies), and nothing in this Agreement will in any way be deemed to restrict the right of the Sub-Adviser to perform investment management or other services for any other person or entity, and the performance of such services for others will not be deemed to violate or give rise to any duty or obligation to the Fund.

                  (d) Except as provided in Paragraph 5, nothing in this Agreement will limit or restrict the Sub-Adviser or any of its officers, affiliates or employees from buying, selling or trading in any securities for its or their own account or accounts. The Adviser acknowledges that the Sub-Adviser and its officers, affiliates or employees, and its other clients may at any time have, acquire, increase, decrease or dispose of positions in investments which are at the same time being acquired or disposed of for the account of the Portfolio. The Sub-Adviser will have no obligation to acquire for the Portfolio a position in any investment which the Sub-Adviser, its officers, affiliates or employees may acquire for its or their own accounts or for the account of another client, if in the sole discretion of the Sub-Adviser, it is not feasible or desirable to acquire a position in such investment for the account of the Portfolio.

                  3. Expenses. The Sub-Adviser shall pay all of its expenses arising from the performance of its obligations under this Agreement except as provided in Section 2(b) of this Agreement.

                  4. Compensation. (a) As compensation for the services performed and the facilities and personnel provided by the Sub-Adviser pursuant to this Agreement, the Adviser will pay to the Sub-Adviser promptly at the end of each calendar month, a fee, calculated on each day during such month, at an annual rate of 0.40% of the Portfolio's average daily net assets. The Sub-Adviser shall be entitled to receive during any month such interim payments of its fee hereunder as the Sub-Adviser shall request, provided that no such payment shall exceed 50% of the amount of such fee then accrued on the books of the Adviser and unpaid.

                  (b) If the Sub-Adviser shall serve hereunder for less than the whole of any month, the fee payable hereunder shall be prorated.

                  (c) For purposes of this Section 4, the "average daily net assets" of the Portfolio shall mean the average of the values placed on the Portfolio's net assets on each day pursuant to the applicable provisions of the Fund's Registration Statement, as amended.

                  5. Purchase and Sale of Securities. The Sub-Adviser shall purchase securities from or through and sell securities to or through such persons, brokers or dealers as the Sub-Adviser shall deem appropriate in order to carry out the policy with respect to the allocation of portfolio transactions as set forth in the Registration Statement of the Fund, as amended, or as the Board may direct from time to time. The Sub-Adviser will use its reasonable best efforts to execute all purchases and sales with dealers and banks on a best net price basis. Neither the Sub-Adviser nor any of its officers, affiliates, or employees will act as principal or receive any compensation from the Portfolio in connection with the purchase or sale of investments for the Portfolio other than the fee referred to in Paragraph 4 hereof.

                  6. Term of Agreement. This Agreement shall continue in full force and effect until two years from the date hereof, and will continue in effect from year to year thereafter if such continuance is approved in the manner required by the Act, provided that this Agreement is not otherwise terminated. The Sub-Adviser and the Adviser may terminate this Agreement at any time, without payment of penalty, upon 60 days' written notice to any other party hereto. The Fund may terminate this Agreement with respect to the Portfolio at any time, without payment of penalty, on 60 days' written notice to the Sub-Adviser by vote of either the Board or a majority of the outstanding stockholders of the Portfolio. This Agreement will automatically terminate in the event of its assignment (as defined by the Act).

                  7. Fee Waivers. The Sub-Adviser agrees to waive all or a portion of its fee to the extent necessary to meet the expense cap stated in the Fund's Registration Statement, as amended, based on a formula whereby the Adviser, Sub-Adviser and Administrator share in the waiving of fees on a pro rata basis (based on their relative fee schedules) so long as the Adviser and Administrator continues to voluntarily waive its fees.

                  8. Miscellaneous. This Agreement shall be governed by and construed in accordance with the laws of the State of New York. Anything herein to the contrary notwithstanding, this Agreement shall not be construed to require or to impose any duty upon either of the parties to do anything in violation of any applicable laws or regulations.

                  IN WITNESS WHEREOF, the Adviser and the Sub-Adviser have caused this Agreement to be executed by their duly authorized officers as of the date first written above.

ATTEST                                      FISCHER FRANCIS TREES & WATTS


By:                                         By:
Simon G. Hard                               General Manager


ATTEST                                      FISCHER FRANCIS TREES & WATTS, INC.


By:                                         By:
Stephen Francis                             Stephen P. Casper
                                            CFO

                                             EXHIBIT G



 Additional Information Regarding Principal Executive
                       Officer
     and Directors of the Investment Sub-Adviser

------------------------------- ------------------------------------------------------ -----------------------------
Name and Address                Position with the Investment Sub-Adviser               Principal Occupation
------------------------------- ------------------------------------------------------ -----------------------------
------------------------------- ------------------------------------------------------ -----------------------------

------------------------------- ------------------------------------------------------ -----------------------------
------------------------------- ------------------------------------------------------ -----------------------------

------------------------------- ------------------------------------------------------ -----------------------------


                  FFTW FUNDS, INC.

                Worldwide Portfolio
             Worldwide-Hedged Portfolio


 SPECIAL MEETING OF SHAREHOLDERS, NOVEMBER 19, 1999
                PLEASE VOTE PROMPTLY

 This Proxy is Solicited on behalf of the Board of
                      Trustees

         The undersigned hereby appoints CARLA E. DEARING and WILLIAM E. VASTARDIS, and each of them, with full power of substitution, as proxies to vote for and in the name, place and stead of the undersigned at the Special Meeting of Shareholders of FFTW Funds, Inc. (the "Fund") to be held at the offices of Fischer Francis Trees & Watts, Inc., 200 Park Avenue, New York, New York 10166, on Friday, November 19, 1999 at 10:00 a.m., Eastern Time, and at any adjournment thereof, according to the number of votes and as fully as if personally present.

Please mark boxes | or x in blue or black ink.

1.       Approval   of  Revised   Advisory   Agreement
between FFTW Funds,  Inc. and Fischer  Francis Trees &
Watts,   Inc.
               FOR  []    AGAINST  []      ABSTAIN  []


2.       Approval  of  Revised  Sub-Advisory   Agreement
between  Fischer   Francis  Trees  &  Watts,   Inc.  and
Fischer  Francis Trees & Watts.

               FOR []     AGAINST  []      ABSTAIN  []


3.       Approval of all changes to the fundamental investment restrictions.

               FOR  []    AGAINST  []      ABSTAIN  []


         (INSTRUCTION: To vote against the proposed changes to one or more of the fundamental investment restrictions, but to approve all others, indicate the proposal number(s) of the investment restriction(s) you do not want to change on the line provided below. Please see Proposals 3A and 3B of the proxy statement for a description of each proposal.)

         -----------------------------------------------------------------------


This Proxy when properly executed will be voted in the manner (or not voted) as specified. If no specification is made, the Proxy will be voted FOR Proposal 1, 2, 3A, and 3B.

Please sign personally and exactly as your name appears on the Proxy. If the shares are registered in more than one name, each joint owner or each fiduciary should sign personally. Only authorized officers should sign for corporations. When signing as an attorney, administrator, trustee, or corporate officer, please give your full title.


Dated ______________________________        ___________________________________
                                            Signature and Title (if applicable)


                                            -----------------------------------
                                            Signature and Title (if applicable)